UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2017

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55510	39-1937630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin		53406
(Address of principal executive offices)		(Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other events.

On December 4, 2017 (the “Effective Date”), CNH Industrial Capital LLC (the “Company”) established a new commercial paper program (the “Program”), under which the Company may issue short-term, unsecured, unsubordinated commercial paper notes (the “Notes”) on a private placement basis up to a maximum aggregate amount outstanding at any time of $400 million. The Notes will be guaranteed by CNH Industrial Capital America LLC and New Holland Credit Company, LLC, each of which is a wholly owned subsidiary of the Company. On the Effective Date, the Company also entered into a commercial paper dealer agreement (the “Dealer Agreement”) with a commercial paper dealer (the “Dealer”). A national bank acts as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The Dealer Agreement provides the terms under which the Dealer will either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. The Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary, but may not exceed 397 days from the date of issuance. The Notes will be in a minimum denomination of $250,000 or integral multiples of $1,000 in excess thereof and will be sold at such discount from their face amounts or bear such interest rates, if interest bearing, as shall be agreed upon from time to time by the Dealer and the Issuer.

The description above is a summary of the Program and is qualified in its entirety by the complete text of the Program itself.

The Notes have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and may not be offered and sold except in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These forward-looking statements may include terminology such as “may,” “will,” “expect,” “could,” “should,” “intend,” “estimate,” “anticipate,” “believe,” “outlook,” “continue,” “remain,” “on track,” “design,” “target,” “objective,” “goal,” or similar terminology. The forward-looking statements involve risks and uncertainties that could cause actual results to differ (possibly materially) from such forward-looking statements, including the risks and uncertainties discussed in our recent filings with the SEC. We can give no assurance that the expectations reflected in such forward-looking statements will prove to be correct. We undertake no obligation to update or revise publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated December 5, 2017.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated December 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: December 5, 2017	By:	/s/ Brett D. Davis
Brett D. Davis
President